                                                             Exhibit 10.03

                                    AMENDMENT NO. 2 TO THE
                               POOLING AND SERVICING AGREEMENT

     THIS  AMENDMENT NO. 2 (this  "Amendment")  is made as of March 27, 1996, by and among Navistar  Financial  Securities  Corporation,  a Delaware  corporation
("NFSC"),  Navistar Financial  Corporation,  a Delaware corporation ("NFC"), and
The Bank of New York, as Master Trust Trustee (the "Master Trust Trustee").

     NFSC, as Seller,  NFC, as Servicer,  Chemical  Bank, as 1990 Trust Trustee,
and the Master Trust Trustee are parties to a Pooling and  Servicing  Agreement, dated as of June 8, 1995,  and amended by Amendment  No. 1 dated as of September
12, 1995 (as amended,  the "Pooling and Servicing  Agreement").  In order to (i)
include  with the  definition  of an  Eligible  Dealer  Note a Dealer Note which finances any used medium or heavy-duty  truck, bus or trailer,  (ii) ensure that the Master Trust  Trustee has  sufficient  funds to pay Monthly  Interest to the
Series 1995-1  Certificateholders  and (iii) provide a mechanism for funds owing to the Seller to be paid to the Seller,  the Seller, the Servicer and the Master
Trust  Trustee have agreed to amend the Pooling and  Servicing  Agreement in the manner set forth herein. Capitalized terms used herein but not otherwise defined have the meanings set forth in the Pooling and Servicing Agreement.

     1.  Amendment to Section  1.01.  Section 1.01 of the Pooling and  Servicing
Agreement is hereby amended as follows:

          1.1  The  following   definition  is  added   immediately   after  the
               definition of "1990 Trust Agreement":

               '"1990  Trust  Excess   Servicing   Amounts"  means  the  amounts
               specified in Sections 4.03(d)(i)(D), 4.03(d)(i)(F), 4.03(e)(i)(D)
               and  4.03(e)(i)(J)  of the 1990 Trust Agreement as payable to the
               Seller,  the rights to receive such amounts  having been conveyed to the Master Trust pursuant to Section 2.01 of this Agreement.

          1.2  Clause (v) of the definition of "Eligible Dealer Note" is deleted in its entirety and replaced with the following:

               "(v)  which  finances a new medium or  heavy-duty  truck,  bus or trailer  produced by or for a member of the Navistar  Group or an
               OEM  Supplier  or a  used  medium  or  heavy-duty  truck,  bus or trailer."  2. Section  4.07.  The  following  new Section 4.07 is added to the Pooling and Servicing Agreement:

               "SECTION 4.07 Payments to Seller. Except as otherwise provided in this  Agreement or any  Supplement,  all payments  required to be made to the  Seller  or the  holder  of the 1990  Trust  Seller's
               Certificate  pursuant to the 1990 Trust  Agreement  (the right to receive such  payments  having been  conveyed to the Master Trust pursuant to Section 2.01 of this Agreement)  shall be paid to the
               Seller at the times specified in the 1990 Trust Agreement."

     3. Miscellaneous.  This Amendment shall be construed in accordance with the internal laws of the State of Illinois, without reference to its conflict of law provisions, except that the obligations, rights and remedies of the Master Trust
Trustee shall be determined in accordance with the internal laws of the State of
New York,  without regard to conflict of law  provisions.  This Amendment may be executed in two or more  counterparts,  each of which shall be an original,  but all of which together constitute one and the same instrument.  The provisions of this Amendment  shall be deemed to be  incorporated  in, and made a part of, the
Pooling and Servicing  Agreement;  and the Pooling and Servicing  Agreement,  as
amended by this  Amendment,  shall be read,  taken and  construed as one and the same instrument. Promptly after the execution of this Amendment the Master Trust
Trustee shall furnish written notification of the substance of this Amendment to each Investor  Certificateholder.  IN WITNESS  WHEREOF,  the parties hereto have caused this  Amendment No. 2 to the Pooling and  Servicing  Agreement to be duly executed  by their  respective  officers  as of the date  first  written  above.
NAVISTAR FINANCIAL SECURITIES CORPORATION as Seller

                                    By:  ______________________________________

                                   Its:  ______________________________________

                                   NAVISTAR FINANCIAL CORPORATION
                                             as Servicer

                                    By:  ______________________________________

                                   Its:  ______________________________________

                                   THE BANK OF NEW YORK
                                             as Master Trust Trustee

                                    By:  ______________________________________

                                   Its:  ______________________________________